                                                                   EXHIBIT 10.32

                                                                  Execution Copy
                                                                  --------------

                       PARI PASSU INTERCREDITOR AGREEMENT
                       ---- -----

     PARI PASSU INTERCREDITOR AGREEMENT, dated as of November 21, 1997 among Firstar Bank of Minnesota, N.A., as trustee (the "1996 Trustee") for the benefit of the Holders of the 13% First Mortgage Notes under the 1996 Indenture (as hereinafter defined), Coast Hotels and Casinos, Inc., a Nevada corporation (the "Company"), Coast Resorts, Inc., a Nevada corporation (the "Guarantor"), Coast West, Inc., a Nevada corporation ("Coast West"), Firstar Bank of Minnesota, N.A., as trustee (the "1997 Trustee") for the benefit of the holders of the 10 7/8% First Mortgage Notes (the "Lenders") under the 1997 Indenture of even date herewith between the Company, the Guarantor and the 1997 Trustee.

     WHEREAS, the Company has issued its 13% First Mortgage Notes due December 15, 2002 (collectively, the "13% First Mortgage Notes") under the 1996 Indenture;

     WHEREAS, the Company has provided the 1996 Trustee with a lien or security interest in the 1996 Collateral as security for Indebtedness owing to the Holders;

     WHEREAS, it has been agreed by the 1996 Trustee, the Company and the Guarantor in Section 4.09 of the 1996 Indenture that the Company and its Subsidiaries, subject to the terms and provisions of the 1996 Indenture, are permitted to obtain additional financing from other lenders to finance the costs of various improvements and for other purposes;

     WHEREAS, the Company has, in accordance with Section 4.09 of the 1996 Indenture, issued its 10 7/8% First Mortgage Notes due November 1, 2001 (collectively, the "10 7/8% First Mortgage Notes") under the Indenture;

     WHEREAS, the 1996 Indenture permits the Company and its Subsidiaries, under certain circumstances expressly set forth therein and subject to certain limitations, to create or cause to be created additional liens and security interests in the Collateral in favor of Persons, other than the 1996 Trustee, which will pursuant to an Intercreditor Agreement have equal priority with the lien of the applicable Security Documents securing the 13% First Mortgage Notes and requires the 1996 Trustee, upon fulfillment of certain conditions precedent, to execute and deliver an Intercreditor Agreement in substantially the form hereof to the holder of the Indebtedness to be secured by such additional liens and security interests (or such holder's agent, trustee or other authorized representative);

     WHEREAS, the Company and Guarantor have entered into the 1997 Security Documents granting to the 1997 Trustee liens, mortgages, pledges and security interests in Collateral, as that term is defined in the 1996 Indenture (such Collateral, which constitutes a substantial part of the collateral held by 1996 Trustee, being defined herein as the Pari Passu Collateral);
                                     ---- -----

     WHEREAS, the Pari Passu Collateral is not subject to any Liens (as defined
                  ---- -----
in the 1996 Indenture), other than Permitted Liens (as defined in the 1996 Indenture), and title insurance and other confirmation of the foregoing has been provided to the Pari Passu Parties (as hereinafter defined) in form and
                ---- -----
substance satisfactory to them;

     WHEREAS, the parties hereto desire to set forth their agreement as to the nature of priority of the liens, mortgages, pledges and security interests held by the Pari Passu Parties in the Pari Passu Collateral and certain other matters
       ---- -----                ---- -----
related thereto;

     NOW, THEREFORE, in consideration of the mutual premises and agreements herein contained it is hereby agreed a follows:

     1. DEFINITIONS - As used in this Agreement, the following terms have the meanings hereinafter set forth:

          "Bankruptcy Law" means Title 11, United States Code, and any other state or federal insolvency, reorganization, moratorium or similar law for the relief of debtors.

          "Bankruptcy Proceeding" means any proceeding commenced under any Bankruptcy Law.

          "1996 Collateral" means the Collateral (as defined in the 1996 Indenture).

          "1996 Indenture" means that certain indenture, dated as of January 30, 1996, among the Company, the Guarantor (as defined therein) and the 1996 Trustee, as amended or supplemented from time to time.

          "1997 Indenture" means that certain indenture, dated as of the date hereof, among the Company, the Guarantors and the 1997 Trustee, as amended or supplemented from time to time.

          "Pari Passu Collateral" means the Collateral (as defined in the 1997
           ----------
     Indenture), including, without limitation, each item of collateral described in the 1997 Security Documents.

          "Pari Passu Parties" means, collectively, the 1996 Trustee and the
           ---- -----
     1997 Trustee.

          "Security Documents" has the meaning defined in the 1996 Indenture.

          "1997 Security Documents" means (i) the Security Agreement, dated as of November 21, 1997, by and between the Company and the 1997 Trustee, (ii) the Stock Pledge and Security Agreement, dated as of November 21, 1997, executed by the Guarantor, (iii) Escrow Agreement, dated as of November 21, 1997 by and among the Guarantor, 1997 Trustee and Bank of America Nevada, as escrow holder, (iv) the Deed of Trust, Assignment of Rents, Leases and Security Agreement, dated as of November 21, 1997, by and among the Company, National Title Company as trustee for the benefit of the holders of the 10 7/8% First Mortgage Notes and the 1997 Trustee, and (v) the certain financing statements filed with the Secretary of Sate of Nevada and the Clark County, Nevada, Recorder.

     All capitalized terms used herein which are not otherwise defined herein shall have the meaning ascribed to such terms in the 1996 Indenture.

     2.   (a)   The 1996 Trustee hereby agrees that each lien, mortgage, pledge or security interest of the 1996 Trustee in the property and assets constituting the Pari Passu Collateral pursuant to the Security Documents,
                      ---- -----
     to the extent of the obligations secured by such lien, mortgage, pledge or security interest (provided that the aggregate principal amount of Indebtedness secured by such lien, mortgage, pledge or security interest shall not exceed $175,000,000), shall be equal in priority with each lien, mortgage, pledge, or security interest of the 1997 Trustee in the property and assets constituting the Pari Passu Collateral pursuant to the 1997
                                 ---- -----
     Security Documents, to the extent of the obligations secured by such liens, mortgages, pledges or security interests (provided that the aggregate principal amount of the indebtedness secured by such liens, mortgages, pledges or security interests shall not exceed $16,800,000).

          (b) The 1997 Trustee hereby agrees that each lien, mortgage, pledge and security interest held by the 1997 Trustee in the property and assets constituting the Pari Passu Collateral pursuant to the 1997 Security
                      ---- -----
     Documents, to the extent of the obligations secured by such lien, mortgage, pledge or security interest (provided that the aggregate principal amount of the Indebtedness secured by such lien, mortgage, pledge or security interest shall not exceed $16,800,000) shall be equal in priority with each lien, mortgage, pledge or security interest of the 1996 Trustee in the property and assets constituting the Pari Passu Collateral pursuant to the
                                          ---- -----
     Security Documents, to the extent of the obligations secured by such lien, mortgage, pledge or security interest (provided that the aggregate principal amount of Indebtedness secured by such lien, mortgage, pledge or security interest shall not exceed $175,000,000).

     3. The priorities of the liens, mortgages, pledges or security interests established, altered or specified herein are applicable irrespective of:

          (i) the time or order of attachment or perfection thereof,

          (ii)  the method of perfection;

          (iii) the time or order of filing or recording of financing statements, mortgages or other instruments; or

          (iv) any amendments to the liens, mortgages, pledges or security interest established, altered or specified herein, provided that such amendment does not alter the aggregate principal amount of the Indebtedness secured by such lien, mortgage, pledge or security interest; and

          (v) the time or order of foreclosure, taking of possession or the exercise of any remedy;

provided, however, that the priorities of any liens, mortgages, pledges or
--------  -------
security interests which are not established, altered or specified herein shall be unaffected and shall exist and continue in accordance with applicable law. The agreements in paragraph 2 hereof are solely for the purpose of establishing the relative priorities of the interests of the Pari Passu Parties in the Pari
                                                ---- -----                ----
Passu Collateral and shall not inure to the benefit of any other Person.
-----

     4.   The Pari Passu Party or Parties holding a majority in principal amount
              ---- -----
of Indebtedness secured by the Pari Passu Collateral (the "Controlling Party")
                               ---- -----
shall have the sole right, without the affirmative consent of, but with notice to, any of the other Pari Passu Party or Parties (the "Minority Party"), and on
                     ---- -----
behalf of itself and each Pari Passu Party, to (i) take any action, or fail to
                          ---- -----
take any action, or direct any other Pari Passu Party to take any action, or
                                     ---- -----
fail to take any action, to enforce or exercise (or decline to exercise) any right or remedy with respect to the Pari Passu Collateral and to foreclose upon,
                                    ---- -----
collect and dispose of the Pari Passu Collateral or any portion thereof in
                           ---- -----
accordance with one or more of the applicable collateral documents and (ii) exercise any right or remedy, or decline to exercise any right or remedy, with respect to the Pari Passu Collateral in accordance with one or more of the
               ---- -----
applicable collateral documents in any Bankruptcy Proceeding, including, without limitation, any right of election under Sections 1111(b) or 365(h) of the Bankruptcy Code, any other rights of election, determinations, proofs of claims or other rights or remedies in connection with any Bankruptcy Proceeding;

provided that each Minority Party shall have the right to file its own proof(s)
--------
of claim in any Bankruptcy Proceeding. The Contracting Party will endeavor to exercise any right or remedy with respect to the real property constituting part of the Pari Passu Collateral in a manner that does not adversely affect under
       ---- -----
the Nevada One Action Rule the rights of either of the Pari Passu Parties.
                                                       ---- -----

     5. In accordance with paragraph 4 hereof, the Minority Party agrees (regardless of whether any individual Pari Passu Party agrees, disagrees or
                                      ---- -----
abstains with respect to any action or failure to act by the Controlling Party) that the Controlling Party shall have the authority to act or fail to act, as it deems necessary in its sole discretion, with respect to the rights and remedies of all of the Pari Passu Parties with respect to the Pari Passu Collateral and
              ---- -----                             ---- -----
that the Controlling Party shall have no liability for acting or failing to act (provided such action or failure to act does not conflict with the express terms of this Agreement). Each Pari Passu Party
                                                             ---- -----
further acknowledges and agrees that, until the obligations under the 1996 Indenture and the 1997 Indenture are no longer outstanding, the only right of such Pari Passu Party with respect to the Pari Passu Collateral is to be secured
     ---- -----                           ---- -----
by the Pari Passu Collateral as and to the extent provided in its respective
       ---- -----
loan document or agreement and as provided herein and to receive a share of the proceeds of the Pari Passu Collateral, if any, to the extent provided under
                ---- -----
paragraph 6 hereof; provided, however, that, until the obligations under the
                    --------  -------
1996 Indenture and the 1997 Indenture are no longer outstanding, in no event shall any rights or benefits accorded any Pari Passu Party include any right to
                                          ---- -----
challenge, contest or dispute any action taken or not taken with respect to the Pari Passu Collateral by the Controlling Party, the Collateral Agent (as
---- -----
hereinafter defined) or any other Pari Passu Party in accordance with this
                                  ---- -----
Agreement, and, until the obligations under the 1996 Indenture and the 1997 Indenture are no longer outstanding, in no event shall any security interest granted to the 1996 Trustee or the 1997 Trustee entitle any Pari Passu Party to
                                                            ---- -----
enforce its respective rights in respect of the Pari Passu Collateral except
                                                ---- -----
through the Controlling Party and the Collateral Agent (as hereinafter defined) in accordance with this Agreement. In addition, the Minority Party agrees that it (i) shall not attack nor challenge the validity, perfection or priority of the Controlling Party's lien with respect to the Pari Passu Collateral; (ii)
                                                 ---- -----
will release all liens, mortgages, pledges and security interests in all or any portion of the Pari Passu Collateral (to the extent of its respective interest
               ---- -----
therein) in the event that the Controlling Party elects to sell all or any portion of the Pari Passu Collateral in exercising any right or remedy with
               ---- -----
respect to the Pari Passu Collateral, (iii) waives any right of election it may
               ---- -----
have under Sections 1111(b) or 365(h) of the Bankruptcy Code, or any other rights of election, determinations, proofs of claims (except as set forth in the last proviso set forth in Section 4 hereto) or other rights or remedies in connection with any Bankruptcy Proceeding with respect to the Pari Passu
                                                              ---- -----
Collateral; (iv) waives any right of claim of equitable subordination which it may have in connection with the Bankruptcy of any Person.

     6.   The Pari Passu Parties each agree that all money or funds collected
              ---- -----
with respect to the Pari Passu Collateral (including, without limitation, any
                    ---- -----
net condemnation proceeds or other awards, insurance or other loss recoveries which are required or permitted under each of the documents and agreements governing the Pari Passu Collateral to be applied to the Indebtedness secured
              ---- -----
thereby and any property (real and personal) and any amounts in respect of any deficiency recoveries) in connection with the enforcement or exercise of any right or remedy with respect to the Pari Passu Collateral following the
                                    ---- -----
acceleration of the Indebtedness of the Company to any of the Pari Passu
                                                              ---- -----
Parties, shall be directed to a collateral agent appointed by the Controlling Party on behalf of all of the Pari Passu Parties (the "Collateral Agent"), which
                              ---- -----
Collateral Agent shall be instructed by the Controlling Party to distribute such money, funds or other property in the following order of priority: First: to
                                                                    -----
the payment of each Pari Passu Party in respect of all reasonable expenses in
                    ---- -----
connection with the collection or realization of such cash or funds or the administration of this Agreement in connection with the collection or realization of such cash or funds; Second: to each such Pari Passu Party a
                                   ------                ---- -----
proportion of such remaining money or funds as the total outstanding obligations secured by a lien, mortgage, pledge or security interest on the Pari Passu
                                                                ---- -----
Collateral held by such Pari Passu Party on the date on which
                        ---- -----
the payment of principal, premium, interest or any other monetary obligations on the 13% First Mortgage Notes or the 10 7/8% First Mortgage Notes is accelerated as a result of an Event of Default under either the 1996 Indenture or the 1997 Indenture bears to the total amount of outstanding obligations secured by liens, mortgages, pledges or security interests on the Pari Passu Collateral held by
                                                ---- -----
all Pari Passu Parties until all such secured obligations of such Pari Passu
    ---- -----
Party have been paid in full (disregarding any reduction of any such secured obligations arising or occurring because of a foreclosure sale or the exercise of any other right or remedy with respect to the Pari Passu Collateral); Third:
                                                 ---- -----              -----
to the Company or to whosoever may be lawfully entitled to receive the same as a court of competent jurisdiction may direct.

     7. The Collateral Agent may at any time request directions from the Controlling Party with respect to any security document of any Pari Passu Party
                                                               ---- -----
as to any course of action or other matter relating hereto or to such security document of any Pari Passu Party. Directions given by the Controlling Party to
                ---- -----
the Collateral Agent hereunder shall be binding on all Pari Passu Parties for
                                                       ---- -----
all purposes (provided such directions do not conflict with the express terms of this Agreement).

     8.   Each Pari Passu Party agrees not to take any action whatsoever to
               ---- -----
enforce any of its rights in respect of the Pari Passu Collateral, except
                                            ---- -----
through the Controlling Party in accordance with paragraphs 4, 5 and 6 hereof;

provided, however, that this Agreement shall not prevent any Pari Passu Party
--------  -------                                            ---- -----
from enforcing or exercising any right or remedy, to the extent that such enforcement or exercise of rights or remedies does not impair the security interest or the rights and/or remedies of the Controlling Party or any other

Pari Passu Party in the Pari Passu Collateral or otherwise, (i) with respect to
---- -----              ---- ------
Pari Passu Collateral granted to it by its respective documents and agreements,
---- -----
(ii) with respect to any collateral granted to it which is not Pari Passu
                                                               ---- -----
Collateral or (iii) with respect to payment and/or performance obligations owing to it; nor shall this Agreement grant any of the Pari Passu Parties any right or
                                                 ---- -----
remedy under the documents or agreements of the other Pari Passu Parties.  Each
                                                      ---- -----
Pari Passu Party waives any requirement for marshaling of assets by the other
---- -----
Pari Passu Parties in connection with any foreclosure or realization of Liens on
---- -----
any collateral other than Pari Passu Collateral (including the proceeds thereof)
                          ---- -----
and any other principle of election of remedies.

     9.   The Company and the Guarantor each agree that if any Pari Passu Party
                                                               ---- -----
receives any money, funds or other property that are distributed pursuant to paragraph 6 above, such money, funds or other property shall not discharge any secured obligation held by the Person receiving such money, funds or other property to the extent such money, funds or other property were distributed to any other Person. In the event that any payment in respect of, or distribution of, the Pari Passu Collateral required to be directed to the Collateral Agent
        ---- -----
pursuant to paragraph 6, of any kind or character, whether in cash, property or securities, shall be received by any Pari Passu Party before all Indebtedness
                                     ---- -----
secured by Pari Passu Collateral is paid in full, such payment or distribution
           ---- -----
shall be held in trust for the benefit of, and shall be paid over to, the Pari
                                                                          ----
Passu Parties in accordance with paragraph 6 above.
-----

     10.   Each of the Pari Passu Parties agrees to transmit to the Controlling
                       ---- -----
Party a copy of any communication sent by such Pari Passu Party to the Company,
                                               ---- -----
the Guarantor or any other Person (contemporaneously with the transmittal of any such communication) with respect to any event of default, any acceleration of Indebtedness, or any notice of sale of any Pari Passu Collateral as a result of
                                           ---- -----
a default.  Any failure by any Pari Passu Party to furnish a notice pursuant to
                               ---- -----
this paragraph 10 shall in no way diminish the rights of such party hereunder.

     11. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE PARI PASSU PARTIES, THE COMPANY, THE GUARANTOR, AND THEIR
               ---- -----
RESPECTIVE SUCCESSORS, DESIGNEES AND ASSIGNS.

     12. This Agreement is solely for the purpose of establishing the relative interests of the 1996 Trustee, the holders of 13% First Mortgage Notes, the 1997 Trustee and the holders of 10 7/8% First Mortgage Notes and is not for the benefit of any other party.

     13. All terms used herein which are defined in the Nevada Uniform Commercial Code shall have the meanings therein stated, unless the context otherwise requires.

     14. All notices or other communications required or permitted hereunder shall be in writing and shall be given by personal delivery or United States Mail, first class, registered or certified, postage prepaid, return receipt requested, addressed to the parties at the addresses indicated on the signature pages hereof. Each such notice or other communication shall be deemed given on
(a) the date of receipt of personal delivery thereof, or (b) if not by mail (as aforesaid), the date which is three (3) business days after such communication is deposited in the mail (postage prepaid as aforesaid). Any party may change its address for notice by notice to the other parties hereto in accordance with the foregoing.

     15.   Each of the Pari Passu Parties (including the 1996 Trustee), upon the
                       ---- -----
request of any Pari Passu Party, shall execute and deliver and cause to be
               ---- -----
recorded in all applicable filing offices an Intercreditor Agreement substantially in the form of this Agreement, which Intercreditor Agreement shall be effective if and only if all Pari Passu Parties shall have executed and
                                ---- -----
delivered the same or a counterpart thereof. Simultaneously with the repayment or other discharge of Indebtedness secured by any Pari Passu Collateral, the
                                                  ---- -----
Pari Passu Party whose Indebtedness is so repaid or discharged shall execute and
---- -----
deliver such instruments as may be reasonably required by any of the other Pari
                                                                           ----
Passu Parties to release or extinguish such Pari Passu Party's interest in the
-----                                       ---- -----
Pari Passu Collateral.
---- -----

     16.   No Pari Passu Party shall be liable to any other Pari Passu Party for
              ---- -----                                    ---- -----
any action taken by it, including the payment of any monies hereunder, in connection with this Agreement, provided the same was taken in good faith and did not constitute gross negligence or willful misconduct.

     17.   Each Pari Passu Party shall have the right to alter or amend its
                ---- -----
respective loan agreements and documents and to release or take additional collateral pursuant thereto. Nothing in this agreement is intended to alter or amend the obligations of any Pari Passu Party with respect to the Company or any
                             ---- -----
of its Subsidiaries under its respective loan agreements and documents. Nothing herein is intended to confer upon the Company, the Guarantor or any of their respective Subsidiaries any right or benefit with respect to any Pari Passu
                                                                 ---- -----
Party and the Company, the Guarantor hereby acknowledges, for itself and its respective Subsidiaries, that it has no right to enforce the terms hereunder against any Pari Passu Party. Their signatures hereto are merely to acknowledge
            ---- -----
this agreement, which is for the sole benefit of the Pari Passu Parties.
                                                     ---- -----

     18. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the 1996 Trustee, as trustee, and the 1997 Trustee, as trustee, have caused this Agreement to be duly executed as of the date first above written.


FIRSTAR BANK OF MINNESOTA, N.A.,
as 1996 Trustee

By:     /s/  Frank Leslie, III
       ----------------------------------------
Name:   Frank Leslie, III
Title:    Vice President

FIRSTAR BANK OF MINNESOTA, N.A.,
as 1997 Trustee


By:     /s/ Frank Leslie, III
       -----------------------------------------
Name:   Frank Leslie, III
Title:    Vice President

COAST HOTELS AND CASINOS, INC.


By:     /s/  Michael J. Gaughan
       --------------------------------
Name:  Michael J. Gaughan
Title:  Chief Executive Officer


COAST RESORTS, INC.


By:     /s/  Michael J. Gaughan
       -------------------------------
Name:  Michael J. Gaughan
Title:  Chief Executive Officer


COAST WEST, INC.


By:     /s/  Michael J. Gaughan
       -------------------------------
Name:   Michael J. Gaughan
Title:   President

STATE OF ______________)
                       ) ss:
COUNTY OF______________)


     This instrument was acknowledged before me on _____________, 199_ by __________ _________________ as _____________ of FIRSTAR BANK OF MINNESOTA, N.A.
as 1996 Trustee.
                              _______________________________
                              NOTARY PUBLIC


STATE OF ______________)
                       ) ss:
COUNTY OF _____________)


     This instrument was acknowledged before me on __________, 199_ by __________ _________________ as _____________ of FIRSTAR BANK OF MINNESOTA, N.A.
as 1997 Trustee.
                              _______________________________
                              NOTARY PUBLIC


STATE OF NEVADA  )
                 )  ss.:
COUNTY OF CLARK  )

     This instrument was acknowledged before me on ____________, 199_ by MICHAEL GAUGHAN as Chairman of the Board and Chief Executive Officer of COAST HOTELS AND CASINOS, INC., a Nevada corporation.

                              _______________________________
                              NOTARY PUBLIC


STATE OF NEVADA  )
                 )  ss.:
COUNTY OF CLARK  )

     This instrument was acknowledged before me on ____________, 199_ by MICHAEL GAUGHAN as Chief Executive Officer of COAST RESORTS, INC., a Nevada corporation.

                              _______________________________

                              NOTARY PUBLIC

STATE OF NEVADA  )
                 )  ss.:
COUNTY OF CLARK  )

     This instrument was acknowledged before me on ____________, 199_ by MICHAEL GAUGHAN as Chief Executive Officer of COAST WEST, INC., a Nevada corporation.

                              _______________________________

                                 SIGNATURE PAGE
                                 --------------

Firstar Bank of Minnesota, N.A.
101 East 5th Street
St. Paul, Minnesota  55101
Atten:  Frank Leslie, III

Coast Hotels and Casinos, Inc.
4500 West Tropicana Avenue
Las Vegas, Nevada  89103
Attn:  Michael Gaughan

Coast Resorts, Inc.
4500 West Tropicana Avenue
Las Vegas, Nevada  89103
Attn:  Michael Gaughan

Coast Resorts, Inc.
4500 West Tropicana Avenue
Las Vegas, Nevada  89103
Attn:  Michael Gaughan